Exhibit 10.28

AMENDMENT TO PURCHASE AGREEMENT AND WAIVER

THIS AMENDMENT TO PURCHASE AGREEMENT AND WAIVER (the “Amendment”) is made as of March 19, 2004, by and between AEROGEN, INC., a Delaware corporation (the “Company”), Xmark Fund L.P., a Delaware Limited Partnership (“Xmark LP”), Xmark Fund, Ltd., a Cayman Islands exempted company (together with Xmark LP, the “Lead Investor”) and the other Investors.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (defined below).

WHEREAS, the Investors and the Company agreed to the purchase and sale of Preferred Stock and Warrants (the “Securities”) pursuant to that certain Purchase Agreement dated as of March 11, 2004 (the “Purchase Agreement”);

WHEREAS, the obligation of the Investors to purchase the Securities at Closing is subject to the fulfillment to the Lead Investor’s satisfaction, on or prior to the relevant Closing Date, of certain conditions, any of which may be waived in writing by the Lead Investor;

WHEREAS, one of the conditions to the Closing is that the Rights Plan Termination shall have been approved by the Company’s Board of Directors, the Company shall have taken all of the steps specified in Section 23(c) or Section 23(d) of the Rights Plan, and the Company shall have entered into a written agreement with the Rights Agent (as defined in the Rights Plan) providing for the termination of the Rights Plan immediately, without further action or deed, upon completion of the redemption procedures specified in Section 23 of the Rights Plan;

WHEREAS, the Company has covenanted and agreed that the Rights Plan and all rights provided to the Company’s stockholders thereunder shall be terminated by the Company’s Board of Directors within 10 calendar days after the Signing Date by means of a redemption in accordance with Section 23(c) and/or Section 23(d) of the Rights Plan; and

WHEREAS, the Company and the Investors desire to amend the Purchase Agreement to allow the Company to terminate the Rights Plan by accelerating the expiration date of the Rights Plan rather than following the redemption procedures specified in Section 23 of the Rights Plan;

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, each of the Company, the Lead Investor and the other Investors agree as follows:

1.             Amendment.  The Company and each Investor agree as follows:

1.1          Section 8.1(m) of the Purchase Agreement shall be amended in its entirety to read as follows:

“(m)        The Rights Plan Termination shall have been approved by the Company’s Board of Directors and the Company shall have entered into a written agreement with the Rights Agent (as defined in the Rights Plan) providing for the amendment and termination of the Rights Plan as of March 19, 2004.

1.2          Section 9.17 of the Purchase Agreement shall be amended in its entirety to read as follows:

“9.17       Rights Plan Termination.  The Rights Plan and all Rights provided to the

Company’s stockholders thereunder shall be terminated by the Company’s Board of Directors (the “Rights Plan Termination”) within 10 calendar days after the Signing Date.”

2.             Waiver.  If any Investor fails to validly execute this Amendment and cause it to be delivered to the Company on or before March 22, 2004, then: (a) pursuant to Section 8.1 of the Purchase Agreement, the Lead Investor hereby waives the condition in Section 8.1(m) of the Purchase Agreement which requires that the Company shall have (i) taken all of the steps specified in Section 23(c) or Section 23(d) of the Rights Plan and (ii) completed the redemption procedures specified in Section 23 of the Rights Plan; and (b) the Lead Investor acknowledges that if the Rights Plan is validly terminated on or before March 22, 2004 by means other than the redemption procedures in Section 23 of the Rights Plan, the failure to follow such redemption procedures could not reasonably be expected to have a Material Adverse Effect, and the termination of the Rights Plan on or before March 22, 2004 shall constitute performance, in all material respects, of the Company’s obligation in Section 9.17 of the Purchase Agreement.

3.             Form of Amendment to Rights Plan.  The Company shall enter into an agreement with the Rights Agent substantially in the form attached hereto as Exhibit A.

4.             Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.             Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:	/s/ Robert S. Breuil	By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

By:

Name (please print):

Title (if applicable):

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:	LEAD INVESTOR:

AEROGEN, INC.

By:	By:	/s/ David Cavalier
Robert S. Breuil		David Cavalier
Chief Financial Officer		COO

OTHER INVESTORS:

By:

Name (please print):

Title (if applicable):

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

HealthCap IV GP SA for and on behalf of HealthCap IV, L.P.

By:	/s/ Hampus Hillerstrom

Name (please print): Hampus Hillerstrom

Title (if applicable): Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

HealthCap IV GP SA for and on behalf of HealthCap IV Bis, L.P.

By:	/s/ Hampus Hillerstrom

Name (please print): Hampus Hillerstrom

Title (if applicable): Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

HealthCap IV KB by HealthCap IV GP AG, Its General Partner

By:	/s/ Per Samuelson

/s/ Anki Forsberg

Name (please print):	Per Samuelson
Anki Forsberg

Title (if applicable):	Partner
Partner
OTHER		INVESTORS:

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

OFCO Club IV, by Odlander, Fredrikson & Co AB, its member

By:	/s/ Per Samuelson

/s/ Anki Forsberg

Name (please print):	Per Samuelson
Anki Forsberg

Title (if applicable):	Partner
Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

SF Capital Partners Ltd.

By:	/s/ Brian H. Davidson

Name (please print): Brian H. Davidson

Title (if applicable): Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

North Sounds Legacy Fund LLC

By:	/s/ Andrew Wilder

Name (please print): Andrew Wilder

Title (if applicable): Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

North Sound Legacy Institutional Fund LLC

By:	/s/ Andrew Wilder

Name (please print): Andrew Wilder

Title (if applicable): Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

North Sound Legacy International Ltd.

By:	/s/ Andrew Wilder

Name (please print): Andrew Wilder

Title (if applicable): Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Bay Star Capital II, L.P.

By:	/s/ Steve Derby

Name (please print): Steve Derby

Title (if applicable): Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

SDS Capital Group SPC, Ltd.

By:	/s/ Steve Derby

Name (please print): Steve Derby

Title (if applicable): Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Perceptive Life Sciences Master Fund, Ltd By: Perceptive Advisors, LLC Investment Manager

By:	/s/ Andrew C. Sankin

Name (please print): Andrew C. Sankin

Title (if applicable): Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Porter Partners, L.P.

By:	/s/ Jeff Porter

Name (please print): Jeff Porter

Title (if applicable): General Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

EDJ Limited

By:	/s/ Jeff Porter

Name (please print): Jeff Porter

Title (if applicable): Trading Advisor

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Orbimed Advisors, LLC

By:	/s/ Carl Gordon

Name (please print): Carl Gordon

Title (if applicable): General Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Ursus Capital, L.P.

By:	/s/ Evan Sturza

Name (please print): Evan Sturza

Title (if applicable): General Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Ursus Offshore Ltd.

By:	/s/ Evan Sturza

Name (please print): Evan Sturza

Title (if applicable): General Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

Paul & Theresa Brown 1994 Trust

By:	/s/ Paul W. Brown

Name (please print): Paul W. Brown

Title (if applicable): Trustee

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

ProMed Partners, L.P.

By:	/s/ David B. Musket

Name (please print): David B. Musket

Title (if applicable): Managing Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

ProMed Partners II, L.P.

By:	/s/ David B. Musket

Name (please print): David B. Musket

Title (if applicable): Managing Partner

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

ProMed Offshore Fund, Ltd.

By:	/s/ David B. Musket

Name (please print): David B. Musket

Title (if applicable): Managing Member

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

By:	/s/ Paul Scharfer

Name (please print): Paul Scharfer

Title (if applicable):

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT as of the date set forth in the first paragraph hereof.

COMPANY:		LEAD INVESTOR:

AEROGEN, INC.

By:		By:
Robert S. Breuil
Chief Financial Officer

OTHER INVESTORS:

By:	/s/ David B. Musket

Name (please print): David B. Musket

Title (if applicable):

EXHIBIT A

Amendment No. 2 to Rights Plan

[Filed separately as Exhibit 10.29 of the Company's Current Report on Form 8-K, filed on March 26, 2004.]